UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2023 (March 2, 2023)

JAGUAR GLOBAL GROWTH CORPORATION I

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41284	98-1593783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive,
Suite 700 Miami, Florida	33131
(Address of Principal Executive Offices)	(Zip Code)

(646) 663-4945

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one-half of one redeemable warrant	JGGCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	JGGC	The Nasdaq Stock Market LLC
Rights entitling the holder thereof to receive one-twelfth (1/12) of one Class A ordinary share of JGGC	JGGCR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	JGGCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Business Combination Agreement

As previously disclosed, on March 2, 2023, Jaguar Global Growth Corporation I, a Cayman Islands exempted company limited by shares (the “JGGC”), Phygital Immersive Limited, a Cayman Islands exempted company limited by shares (“New PubCo”), Jaguar Global Growth Korea Co., Ltd., a stock corporation (“chusik hoesa”) organized under the laws of the Republic of Korea (“Exchange Sub”), and GLAAM Co., Ltd., a corporation (“chusik hoesa”) organized under the laws of the Republic of Korea (“GLAAM”), entered into a Business Combination Agreement (as it may be amended and/or restated from time to time, the “Business Combination Agreement”), pursuant to which (i) JGGC shall be merged with and into New PubCo, with New PubCo surviving the merger (the “Merger”), (ii) immediately thereafter, New PubCo shall issue a number of ordinary shares, par value $0.0001 per share, of New PubCo (the “New PubCo Ordinary Shares”), equal to the Aggregate Share Swap Consideration (as defined in the Business Combination Agreement), consisting of the quotient of (1) (A) $183,600,000 plus (B) the aggregate amount of proceeds actually received pursuant to all Approved Company Financings (as defined in the Business Combination Agreement) as of immediately prior to the effective time of the Merger, divided by (2) the redemption price per ordinary share payable to JGGC shareholders that elect to redeem JGGC ordinary shares in connection with the Proposed Transactions (as defined below), to Exchange Sub and, in exchange therefor, Exchange Sub shall issue a non-interest bearing note (in a form that is reasonably acceptable to the parties) to New PubCo pursuant to which Exchange Sub shall promise to repay to New PubCo the value of the Aggregate Share Swap Consideration so transferred, and (iii) all shareholders of GLAAM (the “GLAAM Shareholders”) will transfer their respective common shares, par value KRW 500 per share, of GLAAM (the “GLAAM Common Shares”), to Exchange Sub in connection with the Share Swap (as defined in the Business Combination Agreement) (such transactions and those otherwise contemplated by the Business Combination Agreement, collectively, the “Proposed Transactions”). The parties to the Business Combination Agreement expect the Proposed Transactions to close in the third quarter of 2023.

GLAAM develops and manufactures G-Glass, an information technology enabled construction material and architectural display product. The LED-embedded architectural glass can transform buildings into large-scale media devices without compromising transparency, architectural durability or building aesthetics. With more than 460 installations globally and twenty-four (24) patents, GLAAM generated $21 million in revenue in 2022 and is expected to generate $51 million in revenue in 2023.

Consideration

In accordance with the terms and subject to the conditions of the Business Combination Agreement, by virtue of the Merger and without any action on the part of JGGC, GLAAM, New PubCo or any holder of ordinary shares of JGGC, (i) each JGGC ordinary share that is issued and outstanding immediately prior to the Merger will be converted into one validly issued, fully paid and non-assessable New PubCo Ordinary Share, (ii) all outstanding warrants to purchase ordinary shares of JGGC will be converted into warrants to purchase the same number of New PubCo Ordinary Shares and all rights with respect to JGGC ordinary shares under such JGGC warrants will be converted into rights with respect to the applicable New PubCo Ordinary Shares (the “Converted JGGC Warrants”) and (iii) each SPAC Right (as defined in the Business Combination Agreement) that is issued and outstanding immediately prior to the Merger will be converted into the number of New PubCo Ordinary Shares that would have been received by the holder thereof if such SPAC Right had been converted upon the consummation of a business combination transaction into JGGC Class A ordinary shares and all SPAC Rights shall no longer be outstanding and shall automatically be canceled by virtue of the Merger and each former holder of SPAC Rights shall thereafter cease to have any rights with respect thereto, except the right to receive New PubCo Ordinary Shares.

At the Share Swap Effective Time (as defined in the Business Combination Agreement), by virtue of the Share Swap and without any action on the part of GLAAM or the GLAAM Shareholders, the right to each GLAAM Common Share held by the GLAAM Shareholders immediately prior to the Share Swap Effective Time shall be converted into and shall for all purposes represent only the right to receive a number of validly issued, fully paid and non-assessable New PubCo Ordinary Shares equal to the Company Exchange Ratio (as defined in the Business Combination Agreement).

Prior to the Closing, the board of directors of GLAAM will adopt such resolutions and use its reasonable best efforts to take such other actions permitted under applicable law or the terms of each option to acquire GLAAM Common Shares (a “GLAAM Option”) necessary to provide that, at the Share Swap Effective Time, such GLAAM Options be converted into an option to acquire, subject to substantially the same terms and conditions as were applicable under such GLAAM Option, the number of New PubCo Ordinary Shares (rounded down to the nearest whole share), determined by multiplying the number of GLAAM Common Shares subject to such GLAAM Option as of immediately prior to the Share Swap Effective Time by the Company Exchange Ratio, at an exercise price per Company Common Share (rounded up to the nearest whole cent) equal to (x) the exercise price per GLAAM Common Share of such GLAAM Option divided by (y) the Company Exchange Ratio (a “Converted Stock Option”) and New PubCo shall assume all obligations of GLAAM under the applicable equity incentive plan in respect of each outstanding Converted Stock Option and the agreements evidencing the grants thereof.

No fraction of a New PubCo Ordinary Share shall be issued by virtue of the Proposed Transactions and any fractional New PubCo Ordinary Share that would otherwise be issuable to any GLAAM Shareholder following such conversion shall be rounded up to a whole New PubCo Ordinary Share if the aggregate amount of fractional New PubCo Ordinary Shares such GLAAM Shareholder would otherwise be entitled to is equal to or exceeds 0.50 or rounded down to no New PubCo Ordinary Share if the aggregate amount of fractional New PubCo Ordinary Shares such GLAAM Shareholder would otherwise be entitled to is less than 0.50.

In addition, in the event that immediately following the Closing, the GLAAM Founder Closing Ownership Stake (as defined below) would not constitute at least 12.5% of the New PubCo Closing Fully Diluted Capital (as defined below), then prior to the Closing, New PubCo, JGGC and GLAAM shall enter into an agreement with the Houngki Kim and Ho Joon Lee (collectively, the “GLAAM Founders”) on reasonable terms pursuant to which New PubCo will issue to the GLAAM Founders a number of warrants to purchase New PubCo Ordinary Shares (the “GLAAM Founder Warrants”) such that following the issuance of such warrants to the GLAAM Founders, the GLAAM Founder Closing Ownership Stake shall constitute 12.5% of the New PubCo Closing Fully Diluted Capital. The GLAAM Founder Warrants will have the same exercise price and substantially the same term, exercisability, vesting schedule and other rights, obligations and conditions as the Converted JGGC Warrants. The term “GLAAM Founder Closing Ownership Stake” means, as of the time of determination, the total number of issued and outstanding New PubCo Ordinary Shares collectively owned beneficially or of record by the GLAAM Founders, calculated as of immediately following the Closing assuming (i) conversion of all issued and outstanding securities of New PubCo that are convertible into New PubCo Ordinary Shares (including all Converted Stock Options, Converted JGGC Warrants and GLAAM Founder Warrants) and (ii) settlement of all issued and outstanding restricted stock rights of New PubCo. The term “New PubCo Closing Fully Diluted Capital” means, as of the time of determination, the total number of issued and outstanding New PubCo Ordinary Shares, calculated as of immediately following the Closing assuming (i) conversion of all issued and outstanding securities of New PubCo that are convertible into New PubCo Ordinary Shares (including all Converted Stock Options, Converted JGGC Warrants and GLAAM Founder Warrants) and (ii) settlement of all issued and outstanding restricted stock rights of New PubCo.

GLAAM Founder Earnout

In connection with the execution of the Business Combination Agreement, the GLAAM Founders, New PubCo, Exchange Sub, JGGC and GLAAM entered into a Letter Agreement, dated as of March 2, 2023 (the “GLAAM Founder Earnout Letter”). Pursuant to the GLAAM Founder Earnout Letter, at the Closing, New PubCo shall issue or cause to be issued to the GLAAM Founders (in the aggregate), (i) 1,666,666.67 restricted stock rights of New PubCo (the “New PubCo Series I RSRs”), (ii) 1,666,666.67 restricted stock rights of New PubCo (the “New PubCo Series II RSRs”), and (iii) 1,666,666.67 restricted stock rights of New PubCo (the “New PubCo Series III RSRs,” and together with the New PubCo Series I RSRs and the New PubCo Series II RSRs, the “New PubCo Earnout RSRs”), in each case upon the terms and subject to the conditions set forth in the GLAAM Founder Earnout Letter, and New PubCo shall reserve and allot a number of New PubCo Ordinary Shares for issuance upon settlement of such New PubCo Earnout RSRs (collectively, the “Earnout Shares”) if the daily volume-weighted average price (“VWAP”) of New PubCo Ordinary Shares is greater than or equal to (a) $12.00, (b) $14.00, or (c) $16.00, respectively (collectively, the “Triggering Events”), in each case, for twenty (20) days on which trading in New PubCo Ordinary Shares (each a “Trading Day”) occurs on the Nasdaq Global Market (“Nasdaq”) within any thirty (30) consecutive Trading Day period occurring during the period commencing at Closing and ending on the third anniversary of the Closing (the “Earnout Period”).

In the event that after the Closing and prior to the expiration of the Earnout Period, an Earnout Strategic Transaction (as defined in the GLAAM Founder Earnout Letter) is consummated and the per share value in such Earnout Strategic Transaction is greater than or equal to (a) $12.00, (b) $14.00, or (c) $16.00 per share, then any Earnout Shares not previously issued pursuant to the GLAAM Founder Earnout Letter will be issued or deemed to have been issued by New PubCo immediately prior to the consummation of such Earnout Strategic Transaction.

If New PubCo shall, at any time or from time to time, after the date of the GLAAM Founder Earnout Letter effect a share split, share subdivision, split-up, reverse share split, share consolidation, share subdivision, share dividend or distribution affecting the outstanding New PubCo Ordinary Shares, the number of Earnout Shares issuable pursuant to the vesting of the New PubCo Earnout RSRs set forth in the GLAAM Founder Earnout Letter and the stock price targets included in the definition of each Triggering Event and each Earnout Strategic Transaction Vesting Event, shall be equitably adjusted for such share split, share subdivision, split-up, reverse share split, share consolidation, share subdivision, share dividend or distribution.

Upon the expiration of the Earnout Period, if any Triggering Event or Earnout Strategic Transaction has not occurred, none of the related New PubCo Earnout RSRs shall vest, and all rights underlying any such New PubCo Earnout RSRs shall be forfeited and cancelled for no consideration.

The foregoing description of the GLAAM Founder Earnout Letter does not purport to be complete and is qualified in its entirety by the terms and conditions of the GLAAM Founder Earnout Letter filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Board Composition and Renaming of New PubCo

Pursuant and subject to the terms of the Business Combination Agreement, the board of directors of New PubCo as of immediately following the Closing will consist of seven (7) directors, five (5) of which have been mutually agreed by JGGC and GLAAM in writing, and the remaining two (2) independent directors shall be designated by GLAAM, subject to JGGC’s reasonable consent in writing and, to the extent necessary, shall satisfy the Nasdaq (or such other public stock market or exchange in the United States as may be agreed by GLAAM and JGGC) diversity requirements.

Pursuant to the terms of the Business Combination Agreement, the parties to the Business Combination Agreement agree to take all actions necessary to ensure that the name of New PubCo immediately following the Closing is reasonably agreed to by JGGC and GLAAM.

Registration Statement; Proxy Statement/Prospectus

In connection with the Proposed Transactions, New PubCo intends to file the Registration Statement on Form F-4 with the U.S. Securities and Exchange Commission (the “SEC”), which will include a proxy statement of JGGC and a prospectus of New PubCo (the “Registration Statement”).

Stock Exchange Listing

New PubCo, JGGC and GLAAM shall cooperate, and each shall use commercially reasonable efforts, to cause the New PubCo Ordinary Shares issued in connection with the Proposed Transactions to be approved for listing on Nasdaq at Closing (as defined below). Until the Closing, JGGC shall use its commercially reasonable efforts to ensure JGGC remains listed as a public company on, and keep JGGC Class A ordinary shares listed for trading on Nasdaq.

Closing

The Closing will occur at a time and date to be specified in writing by the parties which will be no later than two (2) business days following the satisfaction or waiver of all of the conditions set forth in Article VIII of the Business Combination Agreement (“Closing”).

Exclusivity

From the date of the Business Combination Agreement and ending on the earlier of (a) the Closing and/or (b) the termination of the Business Combination Agreement, JGGC and Exchange Sub shall not, and JGGC shall cause Jaguar Global Growth Corporation I (the “Sponsor”) not to, and SPAC and Exchange Sub shall each direct their respective Representatives (as defined in the Business Combination Agreement) not to, directly or indirectly: (i) solicit, initiate, enter into or continue discussions, negotiations or transactions with, or encourage or respond to any inquiries or proposals by, or provide any information to, any person (other than GLAAM, New PubCo and their respective Representatives) concerning any business combination transaction; (ii) enter into any agreement regarding, continue or otherwise participate in any discussions or negotiations regarding, or cooperate in any way that would otherwise reasonably be expected to lead to a business combination transaction; or (iii) commence, continue or renew any due diligence investigation regarding a business combination transaction. JGGC and Exchange Sub shall each, and JGGC shall cause the Sponsor to, and JGGC and Exchange Sub shall each direct and use their reasonable best efforts to cause their respective Representatives to, immediately cease any and all existing discussions or negotiations with any person with respect to any business combination transaction.

Representations, Warranties and Covenants

The parties to the Business Combination Agreement have made customary representations and warranties for transactions of this type. The representations and warranties made under the Business Combination Agreement will not survive the Closing except with respect to intentional fraud. In addition, the parties to the Business Combination Agreement have agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of the business and operations of JGGC and GLAAM and their respective subsidiaries prior to the Closing. The covenants under the Business Combination Agreement also will not survive the Closing unless they are, by their terms, required to be performed after the Closing. The parties agreed to, subject to certain exceptions, use commercially reasonable efforts to consummate the Proposed Transactions in the most expeditious manner practicable.

Conditions to Closing

The obligations of the parties to the Business Combination Agreement to consummate the Proposed Transactions are subject to the satisfaction or waiver of certain customary conditions to Closing, including, among other things: (i) JGGC having at least $5,000,001 of net tangible assets after giving effect to the Proposed Transactions, including any JGGC shareholder redemptions and receipt of the net amount of proceeds actually contributed by investors pursuant to any Equity Financing Arrangement (as defined in the Business Combination Agreement), (ii) approval of the Business Combination Agreement and the Proposed Transactions by the required shareholders of JGGC and GLAAM, (iii) the absence of any applicable legal requirement prohibiting, enjoining, restricting or making illegal the consummation of the Proposed Transactions, including any applicable waiting periods (and any extensions thereof), (iv) approval for listing on Nasdaq (or any other agreed upon public stock market or exchange in the United States) of the New PubCo Ordinary Shares to be issued in connection with the Proposed Transactions, (v) the Registration Statement registering the New PubCo Ordinary Shares issued or issuable upon consummation of the Proposed Transactions becoming effective in accordance with the provisions of the Securities Act of 1933 (as amended, the “Securities Act”) and the Exchange Act of 1934 (as amended, the “Exchange Act”) and not be subject to any stop order or proceeding (or threatened proceeding by the SEC), (vi) the Korean Registration Statement (as defined in the Business Combination Agreement) becoming effective in accordance with the provisions of the Financial Investment Services and Capital Markets Act and not be subject to any stop order or proceeding (or threatened proceeding by the Financial Services Commission of Korea), (vii) with respect to JGGC’s and Exchange Sub’s obligations to close only, (A) no Company Material Adverse Effect (as defined in the Business Combination Agreement) having occurred since the date of the Business Combination Agreement that exists as of the Closing, (B) GLAAM having delivered to Exchange Sub a share swap agreement in a form that is reasonably acceptable to the parties to the Business Combination Agreement and reflects the terms of the Business Combination Agreement (to the extent applicable) (the “Share Swap Agreement”), duly executed by Exchange Sub, (C) GLAAM having delivered to JGGC the Registration Rights Agreement (as defined below), duly executed by New PubCo and certain GLAAM Shareholders, (D) the representations and warranties of GLAAM and New PubCo to the Business Combination Agreement being true and correct, subject to the materiality and material adverse effect standards contained in the

Business Combination Agreement, (E) material compliance by GLAAM and New PubCo with their respective covenants required by the Business Combination Agreement and, (viii) with respect to GLAAM’s and New PubCo’s obligations to close only, (A) no SPAC Material Adverse Effect (as defined in the Business Combination Agreement) having occurred since the date of the Business Combination Agreement that exists as of the Closing, (B) JGGC having delivered to GLAAM the Registration Rights Agreement, duly executed by the Sponsor, (C) Exchange Sub having delivered to GLAAM the Share Swap Agreement, duly executed by Exchange Sub, (D) the representations and warranties of JGGC and Exchange Sub to the Business Combination Agreement being true and correct, subject to the materiality and material adverse effect standards contained in the Business Combination Agreement and (E) material compliance by SPAC and Exchange Sub with their respective covenants required by the Business Combination Agreement.

Termination

The Business Combination Agreement may be terminated by JGGC or GLAAM under certain circumstances prior to Closing, including, among others:

(i)	by mutual written agreement of JGGC and GLAAM;

(ii)	by either JGGC or GLAAM if:

(a) the Closing has not occurred by the earlier of (i) November 15, 2023 or (ii) the date by which JGGC must consummate its initial business combination; so long as the party proposing to terminate the Business Combination Agreement is not in breach of the Business Combination Agreement and the action or failure to act underlying such breach has not been the principal cause or resulted in the failure of the consummation of the Proposed Transactions by such date;

(b) the consummation of the Proposed Transactions is permanently restricted, enjoined or prohibited by the terms of a final, non-appealable order issued by a governmental entity, and

(c) if JGGC or GLAAM does not obtain the required approval of its respective shareholders with respect to the Business Combination and the Proposed Transactions;

(iii)	by JGGC if GLAAM or New PubCo is in breach of any representation, warranty, covenant or agreement such that the applicable conditions to Closing of JGGC set forth in the Business Combination Agreement would not be satisfied (subject to certain notice and cure rights and formalities set forth therein); and

(iv)	by GLAAM if JGGC or Exchange Sub is in breach of any representation, warranty, covenant or agreement such that the applicable conditions to Closing of GLAAM set forth in the Business Combination Agreement would not be satisfied (subject to certain notice and cure rights and formalities set forth therein).

Effect of Termination

In the event that the Business Combination Agreement is terminated, the Business Combination Agreement will no longer be in full force or effect except for the following: (i) certain provisions of the Business Combination Agreement in regard to confidentiality and access to records, among other provisions, and the Confidentiality Agreement (as defined in the Business Combination Agreement) will survive the termination of the Business Combination Agreement, and (ii) the termination of the Business Combination Agreement will not relieve any party to the Business Combination Agreement from liability for its own willful breach of the Business Combination Agreement or its own intentional fraud occurring prior to such termination.

A copy of the Business Combination Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about JGGC, GLAAM or the other parties thereto. In particular, the assertions embodied in representations and warranties by JGGC, New PubCo, GLAAM and Exchange Sub contained in the Business Combination Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about JGGC, Exchange Sub, GLAAM or New PubCo.

Other Related Agreements

Registration Rights Agreement

In connection with the Closing, New PubCo, the Sponsor and certain GLAAM Shareholders (collectively, the “RRA Parties”) will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the RRA Parties will be granted certain customary registration rights, demand rights and piggyback rights with respect to their respective New PubCo Ordinary Shares. The Registration Rights Agreement will, effective as of the Closing, amend and restate the current registration rights agreement, dated February 10, 2022, by and among JGGC, the Sponsor and other holders of JGGC securities party thereto and will require New PubCo to, among other things, file a resale registration statement on behalf of the RRA Parties as soon as practicable but no later than 30 days after the Closing. The Registration Rights Agreement will also provide certain demand rights and piggyback rights to the RRA Parties, in each case subject to certain offering thresholds, applicable lock-up restrictions, issuer suspension periods and certain other conditions. The Registration Rights Agreement includes customary indemnification provisions. New PubCo will agree to pay certain fees and expenses relating to registrations under the Registration Rights Agreement.

In addition, pursuant to the Registration Rights Agreement, and subject to certain customary exceptions, each RRA Party shall agree that, during the period beginning on the date of Closing and ending on the 180th day thereafter, such RRA Party will not, directly or indirectly: (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, lend, grant any option, right or warrant to purchase, purchase any option or contract to sell, or dispose of or agree to dispose of, or establish or increase any put equivalent position or liquidate or decrease any call equivalent position within the meaning of Section 16 of the Exchange Act, in each case with respect to any Registrable Securities (as defined in the Registration Rights Agreement); (b) enter into any swap, hedging or other agreement, arrangement or transaction that transfers to another, in whole or in part, any of the economic consequences of ownership of any Registrable Securities; or (c) publicly announce or disclose any action or intention to effect any transaction specified in clause (a) or (b).

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit A to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

GLAAM Shareholder Support Agreement

In connection with the execution of the Business Combination Agreement, certain GLAAM Shareholders, JGGC, New PubCo and GLAAM have entered into a shareholder support agreement (the “GLAAM Support Agreement”) pursuant to which, among other things, such GLAAM Shareholders have agreed to (a) vote their respective GLAAM Common Shares in favor of the approval and adoption of the Business Combination Agreement and the Proposed Transactions, (b) certain transfer restrictions with respect to such GLAAM Common Shares and (c) waive any appraisal rights (including under the Korean Commercial Code) with respect to the Proposed Transactions. Pursuant to the GLAAM Support Agreement, any GLAAM Shareholder party thereto may not transfer its GLAAM Common Shares unless the applicable transferee enters into a written agreement in form and substance reasonably satisfactory to JGGC and GLAAM (to which both JGGC and GLAAM shall be parties) agreeing to be bound by the applicable provisions of the GLAAM Support Agreement prior to or concurrently with the occurrence of such transfer.

The foregoing description of the GLAAM Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the GLAAM Support Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, the Sponsor entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed to, among other things: (i) certain restrictions on transfer relating to its ordinary shares of JGGC prior to the Closing as set forth therein, (ii) not redeem any of its shares of JGGC in connection with the vote to approve the Proposed Transactions or any proposal to extend the date by which JGGC must complete an initial business combination, (iii) vote in favor of the Merger and the other transactions and against any alternative transaction, (iv) waive certain anti-dilution provisions contained in JGGC’s governing documents in connection with the Merger and (v) subject 1,916,667 New PubCo Ordinary Shares received by the Sponsor at Closing to vesting (or forfeiture if such shares have not vested prior to the expiration of the Specified Period (as defined below)) upon the later of (A) the date that is one hundred eighty (180) days after the Closing and (B) the VWAP for New PubCo Ordinary Shares being at least $12.50 for 20 Trading Days within any 30-day consecutive Trading Day period during the period following the Closing and ending on the five (5) year anniversary of the Closing (the “Specified Period”).

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information about the Proposed Business Combination and Where to Find It

This Current Report on Form 8-K is being made in respect of the Proposed Transaction involving JGGC and GLAAM. In connection with the Proposed Transactions, New PubCo intends to file the Registration Statement on Form F-4 with the SEC, which will include a proxy statement of JGGC and a prospectus of New PubCo. JGGC’S SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, INCLUDING THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND THE AMENDMENTS THERETO AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED IN CONNECTION WITH THE PROPOSED TRANSATIONS, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT JGGC, NEW PUBCO, GLAAM AND THE PROPOSED TRANSACTIONS. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant materials for the Proposed Transactions will be mailed to shareholders of JGGC as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

JGGC and its directors and executive officers may be deemed participants in the solicitation of proxies from JGGC’s shareholders with respect to the Proposed Transactions. A list of the names of JGGC’s directors and executive officers and a description of their interests in JGGC is contained in JGGC’s final prospectus related to its initial public offering dated February 10, 2022, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the Proposed Transactions when available.

New PubCo, GLAAM and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of JGGC in connection with the Proposed Transactions. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Transactions will be included in the Registration Statement. You may obtain free copies of these documents as described above.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements generally relate to future events including future financial or operating performance of New PubCo, GLAAM or JGGC. Forward-looking statements generally relate to future events or JGGC’s, GLAAM’s or New PubCo’s future financial or operating performance. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by JGGC and its management, and GLAAM and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond New PubCo’s and GLAAM’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) JGGC’s ability to complete the Proposed Transactions; (2) the outcome of any legal proceedings that may be instituted against JGGC, New PubCo, GLAAM or others following the announcement of the Proposed Transactions and any definitive agreements with respect thereto; (3) the inability to complete the Proposed Transactions due to the failure to obtain approval of the shareholders of JGGC, to obtain financing to complete the Proposed Transactions or to satisfy other conditions to Closing; (4) changes to the proposed structure of the Proposed Transactions that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Proposed Transactions; (5) the ability to meet stock exchange listing standards following the consummation of the Proposed Transactions; (6) the risk that the Proposed Transactions disrupt current plans and operations of GLAAM as a result of the announcement and consummation of the Proposed Transactions; (7) the ability to recognize the anticipated benefits of the Proposed Transactions, which may be affected by, among other things, competition, the ability of New PubCo to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (8) costs related to the Proposed Transactions; (9) changes in applicable laws or regulations; (10) the possibility that GLAAM or New PubCo may be adversely affected by other economic, business, and/or competitive factors; (11) GLAAM’s estimates of expenses and profitability; (12) the failure to realize anticipated pro forma results or projections and underlying assumptions, including with respect to estimated shareholder redemptions, purchase price and other adjustments; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in JGGC’s final prospectus related to its initial public offering dated February 10, 2022 and in subsequent filings with the SEC, including the Registration Statement when available. There may be additional risks that none of GLAAM, New PubCo or JGGC presently know or that GLAAM, New PubCo and JGGC currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. None of JGGC, GLAAM or New PubCo undertakes any duty to update these forward-looking statements or to inform the recipient of any matters of which any of them becomes aware of which may affect any matter referred to in this Current Report on Form 8-K.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(a)    Exhibits.

Exhibit No.	Exhibit

2.1*	Business Combination Agreement, dated as of March 2, 2023, by and among JGGC, Merger Sub, New PubCo and GLAAM.

10.1	Shareholder Support Agreement, dated as of March 2, 2023, by and among the Shareholders party thereto, JGGC and GLAAM.

10.2	Sponsor Support Agreement, dated as of March 2, 2023, by and among New PubCo, JGGC, GLAAM and the Sponsor.

10.3	Letter Agreement, dated as of March 2, 2023, by and among JGGC, GLAAM, the GLAAM Founders, New PubCo and Exchange Sub.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2023

JAGUAR GLOBAL GROWTH CORPORATION I

By:	/s/ Anthony R. Page
Name:	Anthony R. Page
Title:	Chief Financial Officer